UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 5, 2023

THE BEAUTY HEALTH COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-39565	85-1908962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2165 Spring Street
Long Beach, CA
(Address of principal executive offices)

90806
(Zip Code)
(800) 603-4996
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	SKIN	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2023, The Beauty Health Company (the “Company”) promoted its current Executive Vice President of Sales (Americas), Daniel Watson, to the position of Chief Revenue Officer.

Mr. Watson has served as the Company’s Executive Vice President of Sales for the U.S. and Canada since March 2017, and in 2020, took leadership for all of the Americas. Mr. Watson has 35 years of medical device sales experience and has managed the Company’s capital sales teams and business development teams in the medical, non-medical, and corporate channels. In his new role, Mr. Watson will assume responsibility for the Company’s global sales operations and growth, driving focus and synergy across all markets. Mr. Watson received his B.A. from Bates College in Economics.

In connection with his promotion, Mr. Watson’s (i) annual base salary will increase from $371,196.54 to $400,000, effective January 1, 2023, and (ii) annual incentive bonus target will increase from 60% of his base salary to 70% of his base salary (the “Annual Bonus”). The actual amount of the Annual Bonus will be determined based on the achievement of specified levels of performance goals set by the Company’s Board of Directors, and shall be payable at such time(s) as annual bonuses are generally paid to senior executives of the Company, subject to Mr. Watson’s continued employment with the Company through the applicable payment date.

There is no family relationship between Mr. Watson and any director or executive officer of the Company. Except as set forth herein, there is no arrangement or understanding between Mr. Watson and any other person pursuant to which Mr. Watson was appointed as Chief Revenue Officer of the Company. There are no other transactions with Mr. Watson that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2023	The Beauty Health Company

	By:	/s/ Liyuan Woo
	Name:	Liyuan Woo
	Title:	Chief Financial Officer